UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 25, 2017

(Date of earliest event report)

MIRAGE ENERGY CORPORATION
(Exact Name of registrant as specified in its Charter)

Nevada	333-199582	33-123170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Isom Rd., Ste. 306 San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

(210) 858-3970

(Registrant’s telephone number, including area code)

______________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On May 25, 2017, Mr. Ward delivered a presentation, as a panel member, at the 3rd Mexico Gas Summit held in San Antonio, Texas, (http://www.mexicogassummit.com). Mr. Ward's presentation focused on the hydrocarbon infrastructure of Mexico. A summary of the highlights of Mr. Ward's presentation is attached below.

THE NEED FOR MEXICO TO DEVELOP NATURAL GAS STORAGE

Natural gas accounts for 70% of the growth in the primary energy demand sector in Mexico as currently projected thru 2040. The power sector alone accounts for over half of the total growth, with gas-fired generation capacity increasing two–and-a-half times thru 2040. Next is industry, including petrochemical manufacturing. Finally, is the development of upstream oil and gas services such as compression and auto-generation. Domestic natural gas production while rising very moderately, does not come close to keeping up with the rapidly increasing demand, with that being said Mexico has no choice but to rely on pipeline and LNG imports thru 2040.

Mexico’s natural gas network is concentrated in two main areas: the north, near the border with the United States and in the south, linking production with major consuming areas notably Mexico City. Interconnections between the two areas are relatively few with natural gas storage being virtually nonexistent. Peak demands or swings in gas demand therefore, are currently met through line pack or draw downs of LNG stored at the country’s three LNG import terminals which are limited amounts.

There is no doubt that numerous large diameter pipelines are being built with more on the drawing board to fill the demand for natural gas. However just building pipelines is not going to solve the immediate problems. Without storage facilities ask yourself this if natural gas should get curtailed from the US where does that leave Mexico’s electrical generation sector, industrial sector etc.? It would leave the country with a large deficit in available natural gas or approximately 5 days of supply.

Natural gas storage properly engineered with pipeline interconnects in the major pipelines operated not only by CENAGAS but privately owned companies could balance the demand on the entire system. An open access storage and pipeline system would allow anyone to reserve storage capacity or pipeline capacity. Electrical generators, industrial complex and petrochemical facilities could virtually balance their peak demands and play price arbitrage on natural gas swings etc. In addition, the Country of Mexico could develop it first true NATURAL GAS HUB instead of relying on U.S. based hubs such as HENRY HUB, WAHA, HOUSTON SHIP or AGUA DULCE. Mexico could virtually have energy security of up to one year without being afraid of curtailment from anyone supplying natural gas, operating much like a strategic reserve.

MIRAGE ENERGY CORPORATION a publicly traded company (MRGE) with its wholly owned subsidiaries, WPF Mexico Pipelines S. de R.L. de C.V, CENOTE ENERGY S. de R.L. de C.V. and WPF TRANSMISSION, INC. is in the process of preparing to file permits to develop an integrated project consisting of a pipeline and natural gas storage project.

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WPF MEXICO PIPELINES is in the process of preparing to file permits to build 235 miles of 36” pipelines capable of transporting one BCF of natural gas into the country of Mexico off two separate bidirectional pipelines (PROGRESSO & ARGUELLES with two international pipeline crossings from Texas into Mexico with capability of delivering 500 MMCF per day each.

WPF TRANSPORTATION, INC. is in the process of preparing to file permits to build 103 miles of 36” of pipelines (THE CONCHO LINE) from Progresso north into Texas to deliver natural gas into Mexico. Which includes two international pipeline crossing with Presidential Permits. One at Progresso and one at Arguelles.

CENOTE ENERGY S. de R.L. de C.V. is in the process of preparing to file permits to build the very first underground natural gas storage facility in the country of Mexico with the capacity to ultimately store 700 BCF +- of natural gas with 70,000 HP of compression facilities. Phase I consists of 12 BCF of cushion gas with 52 BCF of working gas with 3 turns a year. Injection rates into storage will be approximately 700MMCF per day with extraction rates of approximately 600 MMCF per day. Every year volume and cushion gas will be increased until reservoir is fully developed to 700 BCF of gas in storage.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors which may cause our actual results, as may be implied by these forward-looking statements. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2017	Mirage Energy Corporation

/s/ Michael R. Ward
	By:	Michael R. Ward
	Title:	President, CEO

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